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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 May 17, 2000


                       BORON, LEPORE & ASSOCIATES, INC.
            (Exact name of registrant as specified in its charter)

              Delaware                 000-23093              22-2365997
(State or other jurisdiction          (Commission          (I.R.S Employer
       of incorporation)              File Number)       Identification No.)

              17-17 Route 208 North, Fair Lawn, New Jersey 07410
             (Address of principal executive offices and zip code)

                                 201-791-7272
             (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets
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     (a)  On May 17, 2000, Boron, LePore & Associates, Inc., a Delaware
corporation (the "Registrant"), purchased substantially all the assets and assumed certain liabilities of Consumer2Patient, Inc., a North Carolina corporation ("C2P"), Physician2Physician, LLC, a North Carolina limited liability company and wholly-owned subsidiary of C2P ("P2P") and Alternative Media Solutions, LLC, a North Carolina limited liability company and wholly-owned subsidiary of C2P ("Media"), used by C2P, P2P and Media in their continuing promotional and educational services in the medical industry. The purchase was consummated by C2P Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant ("C2P Acquisition"). The Registrant currently intends to use the assets to carry on substantially the same business as was conducted by C2P, P2P and Media. The acquisition was made pursuant to the terms and conditions of an Asset Purchase Agreement dated as of May 4, 2000 (the "Purchase Agreement") by and among the Registrant, C2P Acquisition, C2P, P2P, Media and the sole stockholder of C2P.

     Pursuant to the Purchase Agreement and in consideration of the purchased assets, the Registrant paid $2.0 million in cash and assumed certain liabilities of C2P, P2P and Media. In addition, the Registrant may be required to pay up to $2.0 million in contingent cash payments based on certain operating goals of the acquired business during the twelve-month period subsequent to the acquisition date. This consideration was determined in arms-length negotiations among the parties to the Purchase Agreement.
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     The funds used to pay the consideration were from the Registrant's cash on hand.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Financial Statements of Businesses Acquired

     Required financial statements of the business acquired will be filed by the Registrant by amendment of the Current Report on Form 8-K no later than July 31, 2000.

     (b)  Pro Forma Financial Information

     Required pro forma financial information will be filed by the Registrant by amendment of this Current Report on Form 8-K no later than July 31, 2000.

     (c)  Exhibits



Exhibit No.    Description
-----------    -----------

2.1 Asset Purchase Agreement, dated as of May 4, 2000, by and among Boron, LePore & Associates, Inc., C2P Acquisition Corp., Consumer2Patient, Inc., Physician2Physician, LLC, Alternative Media Solutions, LLC and the sole stockholder of C2P.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2000                         BORON, LePORE & ASSOCIATES, INC.


                                            By:  /s/ Anthony J. Cherichella
                                            -------------------------------

                                            Anthony J. Cherichella
                                            Chief Financial Officer, Secretary
                                            and Treasurer (Principal Financial
                                            and Accounting Officer)


                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

2.1 Asset Purchase Agreement, dated as of May 4, 2000, by and among Boron, LePore & Associates, Inc., C2P Acquisition Corp., Consumer2Patient, Inc., Physician2Physician, LLC, Alternative Media Solutions, LLC and the sole stockholder of C2P.